                                               REGISTRATION RIGHTS AGREEMENT
                                               -----------------------------

     AGREEMENT  dated as of the 13 day of  September,  2004  between  the person whose name appears below (the "Investor"), and Environmental Solutions Worldwide
Inc., a Florida  corporation  having its principal  executive office at 132 Penn
Avenue, Telford, PA 18969 (the "Company").

     WHEREAS,  the Company has issued and sold  certain (I)  Debentures  and (2)
Warrants  convertible  or  exercisable,  as the case may be,  in each  case into shares of Common  Stock of the Company,  par value $0.001 (the "Common  Stock"), pursuant to a Securities Subscription Agreement,  dated as of September 13, 2004
(the "Subscription Agreement"), between the Investor and the Company.

     WHEREAS,  the Company  desires to grant to the  Investor  the  registration rights set forth herein with respect to the shares of Common Stock issuable upon conversion  of the  Debentures  and the  shares of Common  Stock  issuable  upon exercise of the Warrants:

     NOW, THEREFORE, the parties hereto mutually agree as follows:

          I.   Registrable   Securities.   As  used   herein   the   term
               "Registrable Security" means any shares of Common Stock U) issued or issuable in  connection  with the exercise or  conversion,  as applicable,  of any Warrants or Debentures issued to the Investor and (ii)  issued  or  issuable  with  respect  to the  securities referred  to in clause  (ii) above by virtue of any stock  split, combination,  stock  dividend,  merger,  consolidation  or  other similar  event;  provided,  however,  that  with  respect  to any particular Registrable Security,  such security shall cease to be a Registrable Security when as of the date of determination,  (i)
               it has been  effectively  registered  under the Securities Act of
               1933, as amended (the "Securities Act"), and disposed of pursuant thereto,  or (ii)  registration  under the  Securities  Act is no
               longer   required  by  the  Investor  for  the   distribution  or
               disposition  of all of the  Registrable  Securities  beneficially owned by such Investor.  The term "Registrable  Securities" means any and/or all of the  securities  falling  within the  foregoing definition of a "Registrable Security."

          2.   Registration.  The Company  agrees to use its best efforts to file a  registration  statement (a  "Registration  Statement")
               with the Securities and Exchange  Commission  (the  "Commission')
               within  120  days  of  the  closing  date  of  the   transactions
               contemplated by the  Subscription  Agreement in order to register the resale of the  Registrable  Securities  under the  Securities
               Act. Once effective, the Company will be required to maintain the effectiveness of the Registration  Statement until the earlier of
               (i) the date  that all of the  Registrable  Securities  have been sold,  or (ii) the date that the  Company  receives an opinion of counsel to the Investor  that all of the  Registrable  Securities may be freely distributed,  sold or otherwise disposed of without registration under the Securities Act pursuant to Rule 144(k) (or any  similar  provision  then in  force)  promulgated  under  the
               Securities Act.

          3.   Covenants of the Company With Respect to Registration. The
               Company covenants and agrees as follows:

               (a)  In connection with any  registration  filed pursuant hereto, the  Company  shall  use  its  best  efforts  to  cause  the
                    Registration  Statement  to become  effective as promptly as possible.  Following  the effective  date of a  Registration
                    Statement,  the  Company  shall,  upon  the  request  of the
                    Investor,  forthwith supply such reasonable number of copies
                    of   the   Registration   Statement   (including,    without
                    limitation, the exhibits and schedules thereto), preliminary prospectus and prospectus  meeting the  requirements  of the
                    Securities Act (including,  without limitation,  any and all amendments  or  supplements  thereto),  and other  documents necessary  or  incidental  to  the  public  offering  of the
                    Registrable Securities,  as shall be reasonably requested by the Investor to permit the Investor to sell,  distribute  or otherwise dispose of the Investor's Registrable  Securities.
                    The obligations of the Company hereunder with respect to the
                    Investor's  beneficially  owned  Registrable  Securities are subject to the  Investor's  furnishing  to the Company  such
                    appropriate   information   concerning  the  Investor,   the
                    Investor's  Registrable  Securities  and  the  terms  of the
                    Investor's  offering of such  Registrable  Securities as the
                    Company may reasonably request in writing.

               (b)  The Company  shall  provide the  Investor,  any  underwriter participating in any disposition  pursuant to a Registration
                    Statement,  and any  attorney,  accountant  or  other  agent
                    retained  by  the   Investor  or   underwriter   (each,   an
                    "Inspector"  and,  collectively,   the  "Inspectors"),   the
                    opportunity to review and comment  (including  reviewing and commenting  on relevant  documents  and  agreements)  in the preparation of such Registration Statement,  each prospectus included  therein  or  tiled  with the  Commission  and each amendment or supplement thereto.

               (c)  For  a  reasonable   period  prior  to  the  filing  of  any
                    Registration  Statement  pursuant  to  this  Agreement,  the
                    Company shall make available for inspection at the Company's offices and copying by the  Inspectors  such  financial  and other information and books and records, pertinent corporate documents and properties of the Company and its subsidiaries and cause the officers,  directors,  employees,  counsel and independent  certified public accountants of the Company and its  subsidiaries to respond to such inquiries and to supply all information  reasonably  requested by any such Inspector in connection with such Registration  Statement, as shall be reasonably  necessary,  in the  judgment  of the  respective counsel,  to conduct a reasonable  investigation  within the meaning of the Securities Act.

               (d)  The Company shall  promptly  notify in writing the Investor, the  sales or  placement  agent,  if any,  therefor  and the managing  underwriter of the securities being sold: (i) when such  Registration  Statement  or  the  prospectus  included
                    therein  or  any  prospectus   amendment  or  supplement  or
                    post-effective  amendment has been filed,  and, with respect to any such  Registration  Statement  or any  post-effective amendment, when the same has become effective: (ii) when the
                    Commission  notifies  the  Company  whether  there will be a
                    "review's  of  such  Registration  Statement:  (iii)  of any comments (oral or written) by the Commission and by the blue sky or  securities  commissioner  or  regulator of any state
                    with  respect   thereto  or  (iv)  of  any  request  by  the
                    Commission   for  any  amendments  or  supplements  to  such
                    Registration  Statement or the  prospectus or for additional information.

               (e)  The Company shall  promptly  notify in writing the Investor, the  sales or  placement  agent,  if any,  therefor  and the managing  underwriter of the securities  being sold pursuant to any Registration  Statement at any time when a prospectus relating  thereto  is  required  to be  delivered  under the
                    Securities Act upon discovery that, or upon the happening of any event as a result of which,  any prospectus  included in such  Registration  Statement  (or  amendment or  supplement thereto)  contains an untrue statement of a material fact or omits to state  any  material  fact  required  to be  stated
                    therein or  necessary  to make the  statements  therein  not misleading  in light of the  circumstances  under which they
                    were  made,  and  the  Company  shall  promptly   prepare  a
                    supplement or amendment to such  prospectus and file it with the Commission  promptly  following notice of the occurrence of such event to the Investor,  the sales or placement agent and the managing  underwriter so that after delivery of such prospectus, as so amended or supplemented, to the purchasers of  such  Registrable  Securities,  such  prospectus,  as so
                    amended  or  supplemented,   shall  not  contain  an  untrue
                    statement  of a material  fact or omit to state any material fact required to be stated  therein or necessary to make the
                    statements   therein   not   misleading   in  light  of  the
                    circumstances under which they were made.

               (f)  The Company shall  promptly  notify in writing the Investor, the  sales or  placement  agent,  if any,  therefor  and the managing  underwriter  of the  securities  being sold of the issuance by the  Commission  of (i) any stop order issued or threatened  to be  issued  by the  Commission  or  (ii)  any
                    notification   with  respect  to  the   suspension   of  the
                    qualification or exemption from  qualification of any of the
                    Registrable  Securities for sale in any  jurisdiction or the initiation or threatening of any proceeding for such purpose and the Company  agrees to use its  commercially  reasonable efforts to (x) prevent the  issuance of any such stop order, and in the event of such issuance,  to obtain the withdrawal of any such stop order and (v) obtain the  withdrawal of any order  suspending  or  preventing  the  use of  any  related
                    prospectus   or   suspending   the   qualification   of  any
                    Registrable   Securities   included  in  such   Registration
                    Statement  for  sale  in any  jurisdiction  at the  earliest practicable date.

               (g)  The Company shall prepare and file with the Commission  such amendments,  including  post-effective  amendments  to  each
                    Registration  Statement  as may be  necessary  to keep  such
                    Registration   Statement   continuously  effective  for  the
                    applicable   time   period   required   hereunder   and,  if
                    applicable,  file any  Registration  Statements  pursuant to
                    Rule 462(b) (or any similar  provision  then in force) under the  Securities  Act;  cause the  related  prospectus  to be supplemented by any required prospectus  supplement,  and as so  supplemented  to be filed  pursuant  to Rule 424 (or any similar  provisions  then in  force)  promulgated  under the
                    Securities  Act:  and  comply  with  the  provisions  of the
                    Securities Act and the  Securities  Exchange Act of 1934; as
                    amended   (the   "Exchange   Act"),   with  respect  to  the
                    disposition of all securities  covered by such  Registration
                    Statement during such period in accordance with the intended methods of disposition  by the sellers  thereof set forth in such  Registration  Statement  as  so  amended  or  in  such prospectus as so supplemented.  If the Investor so requests, to request acceleration of effectiveness of the Registration
                    Statement  from  the   Commission  and  any   post-effective
                    amendments  thereto, if any are filed. If the Company wishes
                    to  further  amend  the  Registration   Statement  prior  to
                    requesting  acceleration,  it shall have five (5) days to so amend prior to requesting acceleration.

               (h)  The  Company  shall  pay all  costs,  fees and  expenses  in connection with all  Registration  Statements filed pursuant to  Section  2 hereof  including,  without  limitation,  the
                    Company's legal and accounting fees, printing expenses,  and blue sky  fees and  expenses;  provided,  however,  that the
                    Investor  shall be  solely  responsible  for the fees of any counsel  retained by the  Investor in  connection  with such
                    registration   and  any  transfer   taxes  or   underwriting
                    discounts, commissions or fees applicable to the Registrable
                    Securities sold by the Investor pursuant thereto.

               (i)  The  Company  will take all  necessary  action  which may be
                    required  in  qualifying  or  registering   the  Registrable
                    Securities included in a Registration Statement for offering and  sale  under  the  securities  or blue  sky laws of such states as are reasonably  requested by the Investors of such
                    securities:   provided,   that  the  Company  shall  not  be
                    obligated to execute or file any general  consent to service of  process or to  qualify  as a foreign  corporation  to do business under the laws of any such jurisdiction.

               (j)  The Company shall  cooperate with the Investor to facilitate
                    the  timely   preparation   and  delivery  of   certificates
                    representing  the  securities  to be  sold  pursuant  to the
                    Registration  Statement free of any restrictive  legends and in such  denominations  and  registered in such names as the
                    Investor  may request a  reasonable  period of time prior to sales  of  the  securities  pursuant  to  such  Registration
                    Statement.

               (k)  The Company agrees  generally to cooperate with Investors in effecting  compliant  resale of the Registrable  Securities, including  comfort and other customary broker agreements and documentations and certificates

     4.   Additional Terms.

               (a)  To the extent  permitted by law, the Company will  indemnify and hold  harmless the  Investor,  its agents,  trustees and
                    beneficiaries,   partners   or   officers,   directors   and
                    shareholders of the Investor,  legal counsel and accountants for the Investor,  and each person who controls the Investor within the  meaning of the  Securities  Act or the  Exchange
                    Act,  against any  losses,  claims,  damages or  liabilities
                    (joint or  several) to which they may become  subject  under the Securities Act, the Exchange Act or any state securities
                    laws,   insofar  as  such  losses,   claims,   damages,   or
                    liabilities (or actions in respect  thereof) arise out of or are based upon any of the following statements, omissions or violations  (collectively  a  "Violation"):  (i) any  untrue statement or alleged  untrue  statement  of a material  fact contained  in such  Registration  Statement,  including  any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto:  (ii) the omission or  alleged  omission  to  state  therein  a  material  fact required  to be stated  therein,  or  necessary  to make the statements therein not misleading, or (iii) any Violation or alleged  Violation by the Company of the Securities Act, the
                    Exchange  Act,  any  state  securities  laws or any  rule or
                    regulation   promulgated   under  the  Securities  Act,  the
                    Exchange Act or any state  securities  laws: and the Company will  reimburse  the  indemnified  party under this  Section
                    4(a), for any reasonable legal or other expenses  reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however,  that the  indemnity  described  herein shall - not apply any loss,  claim,  damage,  liability or action to the extent  that it arises out of or is based  upon a  Violation that occurs in reliance upon and in conformity  with written information  furnished  expressly for use in connection with
                    such   registration  by  the  Investor;   provided  further,
                    however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of the  Investor,  from whom the person  asserting  any such losses,  claims,  damages or liabilities purchased shares in the offering,  if a copy of the  prospectus (as then amended or  supplemented  if the Company  shall have  furnished  any amendments or supplements  thereto) was not sent or given by or on behalf of such Investor to such person, if required by law so to have been  delivered,  at or prior to the  written confirmation  of the sale of the shares to such person,  and if the prospectus (as so amended or supplemented) would have cured  the  defect  rise  to such  loss,  claim,  damage  or liability.

               (b)  To the extent permitted by law, the Investor will severally, and not jointly,  indemnify  and hold  harmless the Company, each of its  directors,  each of its officers who has signed
                    the  registration  statement,   each  person,  if  any,  who
                    controls  the Company  within the meaning of the  Securities
                    Act or the  Exchange Act and legal  counsel and  accountants for the  Company,  against  any losses,  claims,  damages or liabilities to which any of the foregoing persons may become subject,  under the Securities  Act, the Exchange Act or any state  securities  laws,  insofar  as such  losses,  claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation,  in each case to the extent (and only to the extent) that such  Violation  occurs in reliance upon and in conformity with written  information specifically  furnished by the Investor expressly for use in connection with such  registration  which consists solely of the information  specified in Section 4(d): and the Investor
                    will  reimburse  any  person   intended  to  be  indemnified
                    pursuant to the  foregoing,  for any legal or other expenses reasonably  incurred  by  such  person  in  connection  with investigating  or defending  any such loss,  claim,  damage, liability or action:  provided,  however, that the indemnity obligation of the Investor  hereunder shall not in any event exceed the net proceeds  received by the  Investor  from the offering giving rise to such liability.

               (c)  Promptly after receipt by an indemnified  party of notice of the  commencement of any action  (including any governmental action),  such indemnified party will, if a claim in respect thereof is to be made against any  indemnifying  parry shall deliver to the  indemnifying  party a written  notice of the commencement  thereof and the indemnifying  party shall have the  right  to  participate  in,  and,  to  the  extent  the indemnifying  party  so  desires,  jointly  with  any  other indemnifying parry similarly noticed,  to assume the defense thereof with counsel reasonably  satisfactory to each party:
                    provided,  however, that an indemnified party (together with all  other  indemnified  parties  that  may  be  represented without  conflict  by one  counsel)  shall have the right to retain one separate  counsel,  with the reasonable  fees and
                    expenses  to  be  paid  by  the   indemnifying   party,   if
                    representation  of such  indemnified  parry  by the  counsel retained by the  indemnifying  party would be  inappropriate due to actual or potential  differing interests between such indemnified  parry and any other parry  represented  by such counsel in such  proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of
                    the   commencement   of  any  such  action,   if  materially
                    prejudicial  to its  ability to defend  such  action,  shall relieve  such  indemnifying  parry' of any  liability to the indemnified  party,  but the omission so to deliver  written notice to the indemnifying  party will not relieve it of any
                    liability  that  it  may  have  to  any  indemnified   party
                    otherwise than under this paragraph.  . After notice from an indemnifying party to such indemnified parry of its election to assume the defense thereof,  the indemnifying  party will not be  liable to such  indemnified  parry  pursuant  to the provisions of this  paragraph for any legal or other expense
                    subsequently   incurred   by  such   indemnified   party  in
                    connection  with the defense  thereof other than  reasonable costs of  investigation,  unless (i) the  indemnified  party shall have  employed  counsel in  accordance  with the first sentence of this paragraph or (ii) the  indemnifying  party'
                    has authorized the employment of counsel for the indemnified
                    parry'  at  the  expense  of  the  indemnifying   party.  No
                    indemnifying party shall be liable for any settlement of any action,  claim or  proceeding  effected  without  its  prior written consent;  provided,  however,  that the indemnifying party shall not  unreasonably  withhold,  delay or condition its consent. No indemnifying party shall,  without the prior written consent of the indemnified  party,  consent to entry of any  judgment  or  enter  into  any  settlement  or other compromise which does not include as an  unconditional  term thereof  the giving by the  claimant  or  plaintiff  to such indemnified  party  of a  release  from  all  liability'  in
                    respect   to   such   claim   or    litigation.    Following
                    indemnification as provided for hereunder,  the indemnifying party shall be subrogated  to all rights of the  indemnified
                    party  with   respect  to  all  third   parties,   firms  or
                    corporations    relating    to   the    matter   for   which
                    indemnification has been made.

               (d)  The Investor confirms,  and the Company  acknowledges,  that the  information  to  appear  in the  table  in the  section
                    entitled    "Principal   and   Selling    Shareholders"   or
                    equivalently  named  section in the  Registration  Statement under  the  headings  "Name of  Beneficial  Owner."  "Shares
                    Beneficially  Owned Prior to  Offering--  Number of Shares."
                    "Maximum  Number of Shares  Offered  in this  Offering,"  or equivalently  named headings in the  Registration  Statement and in the footnote related to such  information  pertaining to the Investor  constitute the only information  concerning the  Investor  that  will be  furnished  in  writing  to the
                    Company by or on behalf of the Investor for inclusion in the
                    Registration Statement.

               (e)  If the indemnification provided for above is held by a court
                    of  competent   jurisdiction   to  be   unavailable   to  an
                    indemnified  party  with  respect  to any  loss,  liability, claim,  damage  or  expense  referred  to  herein,  then the indemnifying party, in lieu of indemnifying such indemnified party  hereunder,  shall  contribute  to the amount  paid or payable by such indemnified  party as a result of such loss, liability, claim, damage or expense in such proportion as is
                    appropriate   to   reflect   the   relative   fault  of  the
                    indemnifying  party on the one  hand and of the  indemnified party on the  other in  connection  with the  statements  or omissions  that  resulted  in such loss,  liability,  claim, damage or expense,  as well as any other relevant  equitable considerations. The relative fault of the indemnifying party
                    and  of  the  indemnified   parry  shall  be  determined  by
                    reference  to,  among  other  things,  whether the untrue or alleged untrue  statement of a material fact or the omission to state a material fact relates to information  supplied by the indemnifying  party or by the indemnified  party and the parties' relative intent, knowledge,  access to information, and  opportunity  to correct or prevent  such  statement  or omission. No person guilty of fraudulent  misrepresentations
                    (within the meaning of Section 11(f) of the Securities  Act)
                    shall be  entitled to  contribution  from any person who was
                    not   guilty   of   such    fraudulent    misrepresentation.
                    Notwithstanding  any other  provision of this  Section,  the
                    Investor  shall not be required to contribute  any amount in excess of the amount by which the net  proceeds  received by such  Investor  from the sale of the  shares  of the  Common
                    Stock issued upon conversion of the Debenture or sale of the shares of Common Stock issued upon exercise of the Warrants, in each case pursuant to a  Registration  Statement  exceeds the amount of damages which the Investor has otherwise  been required to pay be reason of such  untrue or alleged  untrue
                    statement  or  alleged  omission.   The  obligation  of  the
                    Investor  obliged  to  make  contribution  pursuant  to this
                    Section shall be several and not joint.

               (f)  Neither  the  filing  of a  Registration  Statement  by  the
                    Company  pursuant  to this  Agreement  nor the making of any request for  prospectuses  by the Investor shall impose upon
                    the  investor  any   obligation   to  sell  the   investor's
                    beneficially owned Registrable Securities.

               (g)  The  Investor,  upon receipt of notice from the Company that an  event  has  occurred  which  requires  a  Post-Effective
                    Amendment to the  Registration  Statement or a supplement to the prospectus included therein,  shall promptly discontinue the  sale  of  Registrable  Securities  until  the  Investor receives a copy of a supplemented or amended prospectus from the  Company,  which the  Company  shall  provide as soon as practicable after such notice.

               (h)  If the  Company  fails  to keep the  Registration  Statement
                    referred  to  above   continuously   effective   during  the
                    requisite period, then the Company shall,  promptly upon the request of the Investor,  use its best efforts to update the
                    Registration  Statement or file a new registration statement
                    covering  the  Registrable   Securities   remaining  unsold,
                    subject to the terms and provisions hereof.

               (i)  The  Investor   agrees  to  provide  the  Company  With  any
                    information  or  undertakings  reasonably  requested  by the
                    Company in order for the Company to include any  appropriate
                    information   concerning  the  Issuer  in  the  Registration
                    Statement or in order to promote  compliance  by the Company or the Issuers with the Securities Act.

               (j)  With a view to making available to the Investor the benefits of Rule 144 and Rule 144A  promulgated  under the Securities
                    Act and other rules and  regulations of the Commission  that may at any time permit the  Investor to sell  securities  of the Company to the public without registration,  the Company covenants that it shall use commercially  reasonable efforts to (i)  file  in a  timely  manner  all  reports  and  other documents  required  to be filed by it under the  Securities
                    Act and the  Exchange  Act and  the  rules  and  regulations adopted  by the  Commission  thereunder  and (ii)  take such further  action  as  the  Investor  may  reasonably  request
                    (including  providing  any  information  necessary to comply with Rule 144 and Rule 144A,  if  available  with respect to resales of the Registrable  Securities  under the Securities
                    Act), at all times,  all to the extent required from time to time to enable the Investor to sell  Registrable  Securities without  registration  under the  Securities  Act within the limitation  of the  exemptions  provided by (x) Rule 144 and
                    Rule 144A (if  available  with  respect  to  resales  of the
                    Registrable  Securities)  under the Securities  Act, as such rules may be  amended  from  time to time,  or (y) any other rules or  regulations  now existing or hereafter  adopted by the Commission

     5.   Governing Law. This Agreement shall be deemed to have been made and  delivered  in the State of New York and shall be  governed  as to validity,  interpretation,  construction,  effect  and  in  all  other respects by the  internal  substantive  laws of the State of New York, without giving effect to the choice of law rules thereof.

     6.   Amendment.  This Agreement may only be amended by a written instrument executed by the Company and the Investor.

     7.   Entire Agreement.  This Agreement  constitutes the entire agreement of the parties  hereto with  respect to the subject  matter  hereof,  and supersedes  all prior  agreements and  understandings  of the parties, oral and written, with respect to the subject matter hereof.

     8.   Execution in  Counterparts.  This  Agreement may be executed in one or more counterparts,  each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     9.   Notices.    All   notices,    requests,   demands   and   other
          communications  hereunder shall be in writing and shall be deemed duly given when  delivered  by hand or mailed by,  registered  or certified mail, postage prepaid,  return receipt requested,  as set forth in the
          Securities Purchase Agreement.

     10.   Binding Effect: Benefits.  The Investor may assign his, her or its rights hereunder as set forth in the Warrant. This Agreement shall inure to the  benefit of, and be binding  upon the parties  hereto and their respective heirs, legal representatives and successors.  Nothing herein contained,  express or implied,  is intended to confer upon any person other than the parties hereto and their respective heirs, legal representatives  and  successors,  any rights or remedies  under or by reason of this Agreement.

     11.  Transfer  of  Registration  Rights.  The rights of the Investor under this Agreement may be transferred or assigned in connection with a transfer of  Registrable  Securities to any  transferee or assignee.
          Notwithstanding the foregoing,  such rights may only be transferred or assigned if all of the following additional  conditions are satisfied:
          (a) such  transfer  or  assignment  is  effected  in  accordance  with applicable  securities laws: (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement;  and (c) the
          Company is given  written  notice by the Investor of such  transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable  Securities with respect to which such rights are being transferred or assigned.

     12.  Headings.  The  headings  contained  herein  are for  the  sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

     13.  Severability.  Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s)  shall be, as to such jurisdiction(s , ineffective
          to  the  extent  of  such  prohibition  or  unenforceability   without
          invalidating  the remaining  provisions of this Agreement or affecting the  validity  or  enforceability  of  such  provision  in  any  other jurisdiction.

     IN WITNESS  WHEREOF,  this Agreement has been executed and delivered by the parties hereto as of the date first above written.

                                Environmental Solutions Worldwide Inc.

                                By:
                                   --------------------------------------------
                                Name:
                                     -------------------------------------------
                                Its:
                                    --------------------------------------------

                                INVESTOR:

                                By:
                                   --------------------------------------------
                                    Name:
                                    Title:

A-1
629835
                                                                                          Annex A

                                        Plan of Distribution

     The Selling  Stockholders and any of their pledgees,  donees,  transferees, assignees and successors-in-interest  may, from time to time, sell any or all of their shares of Common Stock on any stock exchange,  market or trading  facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling  Stockholders may use any one or more of the following methods when selling shares:

          o    ordinary  brokerage  transactions  and  transactions in which the broker-dealer solicits Investors;

          o    block trades in which the broker-dealer  will attempt to sell the shares  as agent but may  position  and  resell a portion  of the block as principal to facilitate the transaction;

          o    purchases  by a  broker-dealer  as  principal  and  resale by the broker-dealer for its account;

          o    an  exchange  distribution  in  accordance  with the rules of the applicable exchange:

          o    privately negotiated transactions;

          o    to cover short  sales made after the date that this  Registration
               Statement is declared effective by the Commission;

          o    broker-dealers may agree with the Selling  Stockholders to sell a specified number of such shares at a stipulated price per share;

          o    a combination of any such methods of sale; and

          o    any other method permitted pursuant to applicable law.

     The  Selling  Stockholders  may also sell  shares  under Rule 144 under the
Securities Act, if available, rather than under this prospectus.

     Broker-dealers  engaged by the Selling  Stockholders  may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the Selling  Stockholders  (or, if any  broker-dealer  acts as agent  for the  purchaser  of  shares  from  the  purchaser)  in  amounts  to be negotiated.  The  Selling  Stockholders  do not  expect  these  commissions  and discounts to exceed what is customary in the types of transactions involved.

     The Selling  Stockholders  may from time to time pledge or grant a security interest in some or all of the Shares  owned by them and, if they default in the performance of their secured  obligations,  the pledgees or secured  parties may offer and sell shares of Common  Stock from time to time under this  prospectus, or  under  an  amendment  to this  prospectus  under  Rule  424(b)(3)  or  other applicable  provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee,  transferee or other successors in interest as selling stockholders under this prospectus.

     Upon the Company being  notified in writing by a Selling  Stockholder  that any material arrangement has been entered into with a broker-dealer for the sale of Common Stock through a block trade, special offering,  exchange  distribution or secondary  distribution or a purchase by a broker or dealer,  a supplement to this prospectus  will be filed,  if required,  pursuant to Rule 424(b) under the
Securities Act,  disclosing (i) the name of each such Selling Stockholder and of the participating  broker-dealer(s),  (ii) the number of shares involved,  (iii)
the price at which such shares of Common Stock were sold,  (iv) the  commissions paid  or  discounts  or  concessions  allowed  to such  broker-dealer(s),  where applicable,  (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this  prospectus, and (vi) other facts material to the transaction.  In addition, upon the Company being  notified  in  writing  by a  Selling  Stockholder  that a donee or pledge intends  to sell more than 500  shares of Common  Stock,  a  supplement  to this prospectus  will be  filed  if  then  required  in  accordance  with  applicable securities law.

     The Selling  Stockholders  also may  transfer the shares of Common Stock in other circumstances, in which case the transferees, pledgees or other successors in  interest  will  be the  selling  beneficial  owners  for  purposes  of  this prospectus.

     The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be  "underwriters"  within the meaning of the Securities Act in connection with such sales; In such event, any commissions received  by such  broker-dealers  or agents and any profit on the resale of the shares  purchased  by them  may be  deemed  to be  underwriting  commissions  or discounts  under the Securities  Act.  Discounts,  concessions,  commissions and similar  selling  expenses,  if  any,  that  can be  attributed  to the  sale of
Securities will be paid by the Selling  Stockholder and/or the purchasers.  Each
Selling  Stockholder  has  represented  and  warranted  to the  Company  that it acquired the securities  subject to this registration  statement in the ordinary course of such Selling  Stockholder's  business and, at the time of its purchase of such securities such Selling Stockholder had no agreements or understandings, directly or indirectly, with any person to distribute any such securities.

     If a Selling  Stockholder  uses this  prospectus For any sale of the Common
Stock,  it  will be  subject  to the  prospectus  delivery  requirements  of the
Securities Act. The Selling  Stockholders will be responsible to comply with the applicable  provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated,  including,  without limitation,  Regulation
>1, as applicable  to such Selling  Stockholders  in connection  with resales of their respective shares under this Registration Statement.

     The  Company  is  required  to pay all fees and  expenses  incident  to the registration  of the shares,  but the Company will not receive any proceeds from the sale of the Common Stock.  The Company has agreed to 'indemnify  the Selling
Stockholders against certain losses, claims, damages and liabilities,  including liabilities  under the  Securities  Act.  If the Selling  Stockholders  use this prospectus  for any  sale of the  Common  Stock,  they  will be  subject  to the prospectus delivery requirements of the Securities Act.